                                                                    EXHIBIT 99.1


                               SOURCE MEDIA, INC.

                             LETTER OF TRANSMITTAL

                             OFFER TO EXCHANGE ITS
                  12% SENIOR SECURED NOTES DUE 2004 THAT HAVE
                BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
                       FOR ANY AND ALL OF ITS OUTSTANDING
                       12% SENIOR SECURED NOTES DUE 2004


       THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON __________, 1998, UNLESS EXTENDED (THE "EXPIRATION DATE")

                                EXCHANGE AGENT:
                       U.S. TRUST COMPANY OF TEXAS, N.A.


By Mail:                                                    By Overnight Courier:
U.S. Trust Company of Texas, N.A.                           U.S. Trust Company of Texas, N.A.
Attn:  Bill Barber                                          Attn:  Bill Barber
P.O. Box                                                    2001 Ross Avenue, Suite 2700
Dallas, Texas 75201                                         Dallas, Texas 75202

By Hand:                                                    By Facsimile Transmission:
U.S. Trust Company of Texas, N.A.                           (for Eligible Institutions only)
Attn:  Bill Barber                                          U.S. Trust Company of Texas, N.A.
2001 Ross Avenue, Suite 2700                                Attn:  Bill Barber
Dallas, Texas 75201                                         (214)
       or                                                   Confirm by Telephone:
U.S. Trust Company of Texas, N.A.                           (214)



New York, New York


      DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

      The undersigned hereby acknowledges receipt and review of the Prospectus dated ______________, 1998 (as the same may be amended or supplemented from time to time, the "Prospectus") of Source Media, Inc., a Delaware corporation (the "Company"), and this Letter of Transmittal (which together constitute the "Exchange Offer"), relating to the offer by the Company to exchange up to $100,000,000 aggregate principal amount of its 12% Senior Secured Notes due 2004 (the "Exchange Notes") that have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like aggregate principal amount of its outstanding 12% Senior Secured Notes due 2004 (the "Outstanding Notes"). The terms of the Exchange Notes are identical in all material respects to the terms of the Outstanding Notes, except for certain transfer restrictions and registration rights relating to the Outstanding Notes and except for certain provisions providing for an increase in the interest rate on the Outstanding Notes under certain circumstances relating to the timing of the Exchange Offer. Capitalized terms used but not defined herein have the respective meaning given to them in the Prospectus.

      The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest date and time to which the Exchange Offer is extended. The Company shall make a public announcement of any extension of the Exchange Offer prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

      This Letter of Transmittal is to be used by a holder of Outstanding Notes if either (i) certificates for such Outstanding Notes are to be forwarded herewith or (ii) delivery of Outstanding Notes is to be made by book-entry transfer of such Outstanding Notes into the Exchange Agent's account at the book-entry transfer facility system (the "Book-Entry Transfer Facility") of The Depository Trust Company (the "Depository") pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering Outstanding Notes." Holders of Outstanding Notes who wish to tender their Outstanding Notes and whose Outstanding Notes are not immediately available or who cannot complete the procedures for book-entry transfer or deliver this Letter of Transmittal or other required documents to the Exchange Agent prior to the Expiration Date must tender their Outstanding Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering Outstanding Notes--Guaranteed Delivery." See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

      The term "holder" with respect to the Exchange Offer means (i) any person in whose name Outstanding Notes are registered on the books of the Company,
(ii) any other person who has obtained a properly completed bond power from the registered holder or (iii) any person whose Outstanding Notes are held of record by the Depository who desires to deliver such Outstanding Notes by book-entry transfer at the Depository. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Outstanding Notes must complete this Letter of Transmittal in its entirety.

      PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

      THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

      List below the Outstanding Notes to which this Letter of Transmittal relates. If the space below is inadequate, list the registered numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

================================================================================
                   DESCRIPTION OF OUTSTANDING NOTES TENDERED

-------------------------------------------------------------------------------------------------------------
   Name(s) and Address(es) of Registered
   Holder(s) Exactly as Name(s) Appear(s)                           Aggregate Principal    Principal Amount
   on Outstanding Notes (Please Fill In,         Registered        Amount Represented by       Tendered**
                 If Blank)                       Number(s)*               Note(s)
-------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------------------
 *     Need not be completed by book-entry holders.
 **    Unless otherwise indicated, any tendering holder of Outstanding Notes will be deemed to have tendered the entire aggregate principal amount represented by such Outstanding Notes. All tenders must be in a principal amount of $1,000 or integral multiples of $1,000.
=============================================================================================================


--------------------------------------------------------------------------------

[ ]   CHECK HERE IF TENDERED OUTSTANDING NOTES ARE ENCLOSED HEREWITH.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER INTO THE EXCHANGE AGENT'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:
                              --------------------------------------------------

Account Number:
               -----------------------------------------------------------------

Transaction Code Number:
                        --------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE
      FOLLOWING:

Name(s) of Registered Holder(s) of Outstanding Notes:
                                                      --------------------------

Date of Execution of Notice of Guaranteed Delivery:
                                                    ----------------------------

Window Ticket Number (if available):
                                     -------------------------------------------

Name of Eligible Institution that Guaranteed Delivery:
                                                       -------------------------

Account Number (if delivered by book-entry transfer):
                                                      --------------------------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS
     THERETO:

Name:
      --------------------------------------------------------------------------

Address:
         -----------------------------------------------------------------------
                              (Include Zip Code)

--------------------------------------------------------------------------------

                       SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY


Ladies and Gentlemen:

      Upon the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company for exchange the principal amount of Outstanding Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Outstanding Notes tendered in accordance with this Letter of Transmittal, the undersigned hereby exchanges, assigns and transfers to the Company all right, title and interest in and to the Outstanding Notes tendered for exchange hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company in connection with the Exchange Offer) with respect to the tendered Outstanding Notes with full power of substitution to (i) deliver such Outstanding Notes, or transfer ownership of such Outstanding Notes on the account books maintained by the Book-Entry Transfer Facility, to the Company and deliver all accompanying evidences of transfer and authenticity and (ii) present such Outstanding Notes for transfer on the books of the Company and receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Outstanding Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

      The undersigned hereby represents and warrants that (i) the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Outstanding Notes tendered hereby and to acquire the Exchange Notes issuable upon the exchange of such tendered Outstanding Notes, (ii) when the Outstanding Notes are accepted for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and (iii) the Outstanding Notes tendered hereby are not subject to any adverse claims or proxies. The undersigned hereby agrees to, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the exchange, sale, assignment and transfer of the Outstanding Notes tendered pursuant to the Exchange Offer.

      The undersigned acknowledges that the Company is making the Exchange Offer in reliance on a position of the staff of the Division of Corporation Finance of the Securities and Exchange Commission (the "SEC") as set forth in certain interpretive letters addressed to third parties in other transactions. Based on these interpretations by the staff of the Division of Corporation Finance, and subject to the three immediately following sentences, the Company believes that the Exchange Notes issued pursuant to the Exchange Offer in exchange for Outstanding Notes may be offered for resale, resold and otherwise transferred by a holder thereof (other than a holder who is a broker-dealer) without further compliance with the registration and prospectus delivery requirements of the Securities Act, provided that (i) such Exchange Notes are acquired in the ordinary course of such holder's business and (ii) such holder is not participating, and has no arrangement or understanding with any person to participate, in a distribution (within the meaning of the Securities Act) of such Exchange Notes. However, any holder of the Outstanding Notes who is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act or any broker-dealer who purchased Outstanding Notes from the Company to resell pursuant to Rule 144A or any other available exemption under the Securities Act (i) will not be able to rely on the interpretations of the staff of the Division of Corporation Finance of the SEC set forth in the above mentioned interpretive letters, (ii) will not be permitted or entitled to tender such Outstanding Notes in the Exchange Offer and (iii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any sale or other transfer of such Outstanding Notes unless such sale or transfer is made pursuant to an exemption from such requirements. In addition, any holder who tenders Outstanding Notes in the Exchange Offer with the intention or for the purpose of participating in a distribution of the Exchange Notes cannot rely on such interpretations of the staff of the Division of Corporation Finance of the SEC referred to above and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction. A broker-dealer who is not an "affiliate" of the Company may participate in the Exchange Offer with respect to Outstanding Notes acquired for its own account as a result of market-making activities or other trading activities, provided that (i) in connection with any resales of Exchange Notes received by the broker-dealer in exchange for such Outstanding Notes, the broker-dealer delivers a prospectus meeting the requirements of the Securities Act, and (ii) the broker-dealer has not entered into any arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act) of such

Exchange Notes. In the event that applicable interpretations by the staff of the Division of Corporation Finance of the SEC change or otherwise do not permit resales of the Exchange Notes without compliance with the registration and prospectus delivery requirements of the Securities Act, holders of Exchange Notes who transfer Exchange Notes in violation of the prospectus delivery provisions of the Securities Act or without an exemption from registration thereunder may incur liability thereunder.

      By tendering Outstanding Notes and executing this Letter of Transmittal, the undersigned hereby represents and agrees that (i) neither the undersigned nor any beneficial owner of the tendered Outstanding Notes is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act, (ii) any Exchange Notes are being acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, (iii) neither the undersigned nor such beneficial owner has an arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act) of such Exchange Notes and (iv) if such beneficial owner is not a broker-dealer, neither the undersigned nor such beneficial owner is engaged in or intends to engage in a distribution (within the meaning of the Securities Act) of such Exchange Notes. If the undersigned or such beneficial owner is a broker-dealer that is receiving Exchange Notes for its own account in exchange for Outstanding Notes pursuant to the Exchange Offer, the undersigned acknowledges that the Outstanding Notes to be exchanged for the Exchange Notes were acquired by such broker-dealer as a result of market-making activities or other trading activities, and agrees that it or such other person will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned or such beneficial owner will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

      Based on the position taken by the staff of the Division of Corporation Finance of the SEC in the interpretive letters referred to above, the Company believes that broker-dealers who acquired Outstanding Notes for their own accounts, as a result of market-making activities or other trading activities ("Participating Broker-Dealers"), may fulfill the prospectus delivery requirements with respect to the Exchange Notes received upon exchange of such Outstanding Notes (other than Outstanding Notes that represent an unsold allotment from the original sale of the Outstanding Notes) with a prospectus meeting the requirements of the Securities Act that may be the prospectus prepared for an exchange offer so long as it contains a description of the plan of distribution with respect to the resale of such Exchange Notes.
Accordingly, the Company has agreed that, subject to the provisions of the Registration Rights Agreement (as defined in the Prospectus), a Participating Broker-Dealer may use the Prospectus in connection with resales of Exchange Notes received in exchange for Outstanding Notes where such Outstanding Notes were acquired by such Participating Broker-Dealer for its own account as a result of market-making activities or other trading activities, for a period of up to 180 days after consummation of the Exchange Offer. In that regard, each Participating Broker-Dealer, by tendering such Outstanding Notes and executing this Letter of Transmittal, agrees that, upon receipt of notice from the Company of the occurrence of any event or the discovery of any fact that makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or that causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading, or of the occurrence of certain other events specified in the Registration Rights Agreement, such Participating Broker-Dealer will suspend the sale of Exchange Notes pursuant to the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and the Company has furnished copies of the amended or supplemented Prospectus to the Participating Broker-Dealer or until the Company has given notice that the sale of the Exchange Notes may be resumed, as the case may be. Notwithstanding that the Company may suspend the sale of the Exchange Notes under such circumstances, the Company has no obligation to extend the 180-day period referred to above during which Participating Broker-Dealers are entitled to use the Prospectus in connection with the resale of Exchange Notes.

      For purposes of the Exchange Offer, the Company shall be deemed to have accepted for exchange Outstanding Notes validly tendered and not withdrawn as, if and when the Company gives oral or written notice thereof to the Exchange Agent of the Company's acceptance of such Outstanding Notes for exchange pursuant to the Exchange Offer. If any tendered Outstanding Notes are not accepted for exchange because of an invalid tender, the occurrence of certain other events set forth in the Prospectus or otherwise, certificates for any such unaccepted Outstanding Notes will be returned to the undersigned or, in the case of Outstanding Notes tendered pursuant to the procedures for book-entry transfer described in the Prospectus under the caption "The Exchange Offer - Acceptance for Exchange and

Issuance of Exchange Notes," such Outstanding Notes will be credited to an account maintained with the Depository for the Outstanding Notes, without expense, as promptly as practicable after the Expiration Date.

      All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

      The undersigned acknowledges that the Company's acceptance for exchange of Outstanding Notes tendered pursuant to the procedures described under the caption "The Exchange Offer--Procedures for Tendering Outstanding Notes" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Outstanding Notes tendered hereby.

      Unless otherwise indicated in the box entitled "Special Issuance Instructions," the undersigned hereby directs that the Exchange Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Outstanding Notes, that such Exchange Notes be credited to the account indicated above maintained with the Depository. If applicable, Outstanding Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Outstanding Notes, will be credited to the account indicated above maintained with the Depository. Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," certificates for Exchange Notes will be delivered to the undersigned at the address shown below the undersigned's signature(s). The undersigned recognizes that in the case of a book-entry transfer of the Outstanding Notes, the Company has no obligation to deliver certificated Exchange Notes or certificated Outstanding Notes not exchanged or not accepted for exchange, as the case may be, to the undersigned, except in certain limited circumstances described in the Prospectus under the caption "Description of the Exchange Notes--Certificated Notes." If Outstanding Notes are surrendered by holder(s) that have completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions," signature(s) on this Letter of Transmittal must be guaranteed by an Eligible Institution.

--------------------------------------------------------------------------------
                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 5 AND 6)

To be completed ONLY if the Exchange Notes are to be issued in the name of someone other than the undersigned.

Name:
      --------------------------------------------------------------------------
                            (Please Type or Print)

Address:
         -----------------------------------------------------------------------


--------------------------------------------------------------------------------
                              (Include Zip Code)


[ ] Credit Exchange Notes by book-entry transfer to an account at the Book-Entry Transfer Facility other than the account indicated above

Book-Entry Transfer Facility Account Number:


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 5 AND 6)

To be completed ONLY if the Exchange Notes are to be mailed or delivered to someone other than the undersigned, or to the undersigned at an address other than that shown below the undersigned's signature.


Name:
      --------------------------------------------------------------------------
                            (Please Type or Print)

Address:
         -----------------------------------------------------------------------


--------------------------------------------------------------------------------
                              (Include Zip Code)


--------------------------------------------------------------------------------
                (Tax Identification or Social Security Number)

--------------------------------------------------------------------------------


                                   IMPORTANT
                        PLEASE SIGN HERE WHETHER OR NOT
             OUTSTANDING NOTES ARE BEING PHYSICALLY TENDERED HEREBY
                  (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)


X
--------------------------------------------------------------------------------


X
--------------------------------------------------------------------------------
          (Signature(s) of Registered Holders of Outstanding Notes)


Dated _________________, 1998

(The above lines must be signed by the registered holder(s) of Outstanding Notes as its/their name(s) appear(s) on the Outstanding Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed and executed bond power from the registered holder(s), a copy of which, together with the information required in accordance with the restrictions on transfer applicable to the Outstanding Notes, must be transmitted with this Letter of Transmittal. If Outstanding Notes to which this Letter of Transmittal relates are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority so to act. See Instruction 5 regarding the completion of this Letter of Transmittal, printed below.)

Name(s):
        ------------------------------------------------------------------------
                            (Please Type or Print)

Capacity:
         -----------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              (Include Zip Code)

Area Code and Telephone Number:
                               -------------------------------------------------

Tax Identification or Social Security No.
                                         ------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         MEDALLION SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 5)

Certain signatures must be Guaranteed by an Eligible Institution.

Signature(s) Guaranteed by an Eligible Institution:



--------------------------------------------------------------------------------
                            (Authorized Signature)


--------------------------------------------------------------------------------
                                   (Title)


--------------------------------------------------------------------------------
                                (Name of Firm)


--------------------------------------------------------------------------------
                         (Address, Include Zip Code)


--------------------------------------------------------------------------------
                       (Area Code and Telephone Number)


Dated:  ______________________________________, 1998



--------------------------------------------------------------------------------

                                  INSTRUCTIONS

                  FORMING PART OF THE TERMS AND CONDITIONS OF
                               THE EXCHANGE OFFER

      1. Delivery of this Letter of Transmittal and Outstanding Notes or Book-Entry Confirmations. In order for Outstanding Notes to be validly tendered pursuant to the Exchange Offer, (a) the Exchange Agent must receive prior to the Expiration Date this Letter of Transmittal (or facsimile thereof), properly completed and duly executed with any required signature guarantees and any other required documents, and either (i) the certificates for such Outstanding Notes or (ii) a confirmation of a book-entry transfer (a "Book-Entry Confirmation") of such Outstanding Notes into the Exchange Agent's account at the Book-Entry Transfer Facility pursuant to the procedures for book-entry transfer set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering Outstanding Notes," if available, or (b) the Exchange Agent must receive prior to the Expiration Date a Book-Entry Confirmation of such Outstanding Notes into the Exchange Agent's account at the Book-Entry Transfer Facility with an Agent's Message and any other required documents, or (c) the holder must comply with the guaranteed delivery procedures set forth in Instruction 2 below. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to, and received by, the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering Outstanding Notes which are the subject of such Book-Entry Confirmation that such participant has received and agrees to be bound by the terms of this Letter of Transmittal, and that the Company may enforce such agreement against the participant.

      The method of delivery of certificates for Outstanding Notes, this Letter of Transmittal and all other required documents is at the option and risk of the holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail, return receipt requested, properly insured, or an overnight delivery service is recommended. In all cases, sufficient time should be allowed to ensure timely delivery. No Letter of Transmittal or Outstanding Notes should be sent to the Company.

      2. Guaranteed Delivery Procedures. If a holder desires to tender Outstanding Notes pursuant to the Exchange Offer and (i) the certificates for such Outstanding Notes are not immediately available, (ii) such holder cannot complete the procedures for book-entry transfer of the Outstanding Notes on a timely basis or (iii) time will not permit this Letter of Transmittal or other required documents to reach the Exchange Agent before the Expiration Date, such Outstanding Notes may nevertheless be tendered, provided that all of the following guaranteed delivery procedures set forth in the Prospectus are complied with. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined in the Prospectus), (ii) prior to the Expiration Date, the Exchange Agent must have received from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail, hand delivery or overnight courier) setting forth the name and address of the tendering holder, the name(s) in which such Outstanding Notes are registered, and, if possible, the certificate numbers of the Outstanding Notes to be tendered and (iii) the certificates representing all tendered Outstanding Notes, in proper form for transfer, or a Book-Entry Confirmation with respect to such Outstanding Notes, together with this Letter of Transmittal or an Agent's Message, and any other required documents, are received by the Exchange Agent within five New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery.

      Any holder of Outstanding Notes who wishes to tender Outstanding Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request of the Exchange Agent, a Notice of Guaranteed Delivery will be sent to holders who wish to tender their Outstanding Notes according to the guaranteed delivery procedures set forth above.

      See "The Exchange Offer--Procedures for Tendering Outstanding Notes--Guaranteed Delivery Procedures" section of the Prospectus.

      3. Tender by Holder. Only a holder of Outstanding Notes may tender such Outstanding Notes in the Exchange Offer. Any beneficial owner whose Outstanding Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender such Outstanding Notes in the Exchange

Offer should contact such registered holder promptly and instruct such registered holder to tender on such beneficial owner's behalf. If such beneficial owner wishes to tender on its own behalf, such owner must, prior to completing and executing this Letter of Transmittal and delivering its Outstanding Notes, either make appropriate arrangements to register ownership of the Outstanding Notes in such owner's name or obtain a properly completed bond power from the registered holder.

      4. Partial Tenders. Tenders of Outstanding Notes will be accepted only in a principal amount of $1,000 or integral multiples of $1,000. If less than the entire principal amount of any Outstanding Notes is tendered, the tendering holder should fill in the principal amount tendered in the fourth column of the box entitled "Description of Outstanding Notes Tendered" above. The entire principal amount of Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Outstanding Notes is not tendered, then Outstanding Notes for the principal amount of Outstanding Notes not tendered and Exchange Notes issued in exchange for any Outstanding Notes accepted will be sent to the holder at his or her registered address, or, in the case of a book-entry transfer of Outstanding Notes, will be credited to the account of the undersigned maintained at the Depository, promptly after the Expiration Date.

      5. Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Medallion Guarantee of Signatures. If this Letter of Transmittal (or facsimile hereof) is signed by the record holder(s) of the Outstanding Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Outstanding Notes without alteration, enlargement or any change whatsoever. If this Letter of Transmittal (or facsimile hereof) is signed by a participant in the Book-Entry Transfer Facility, the signature must correspond with the name as it appears on the security position listing as the holder of the Outstanding Notes.

      If any tendered Outstanding Notes are owned of record by two or more joint holders, all such holders must sign this Letter of Transmittal.

      If a number of Outstanding Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Outstanding Notes.

      If this Letter of Transmittal (or facsimile hereof) or any Outstanding Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority to act must be submitted with this Letter of Transmittal.

      If this Letter of Transmittal is signed by a person other than the registered holder or holders of Outstanding Notes listed and tendered hereby, the Outstanding Notes surrendered for exchange must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the holder(s) appear(s) on such Outstanding Notes, and also must be accompanied by such opinions of counsel, certifications and other information as the Company or the Trustee with respect to the Outstanding Notes may require in accordance with the restrictions on transfer applicable to the Outstanding Notes. Signatures on such Outstanding Notes or bond powers must be guaranteed by an Eligible Institution.

      Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution, provided the Outstanding Notes are tendered: (i) by a registered holder of such Outstanding Notes who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter of Transmittal or (ii) for the account of an Eligible Institution. In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal.

      6. Special Issuance and Delivery Instructions. Tendering holders should indicate, in the applicable box or boxes, the name and address (or account at the Book-Entry Transfer Facility) to which Exchange Notes are to be issued or sent (or credited), if different from the name and address of the person signing this Letter of Transmittal (or the account of such person at the Book-Entry Transfer Facility). In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

      If no instructions are given, the Exchange Notes will be issued in the name of and sent to the acting holder of the Outstanding Notes or deposited at such holder's account at the Book-Entry Transfer Facility.

      7. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the exchange of Outstanding Notes pursuant to the Exchange Offer. If, however, Exchange Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Outstanding Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Outstanding Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

       EXCEPT AS PROVIDED IN THIS INSTRUCTION 7, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OUTSTANDING NOTES LISTED IN THIS LETTER OF TRANSMITTAL.

      8. Substitute Form W-9. Under U.S. federal income tax law, a holder whose tendered Outstanding Notes are accepted for exchange is required to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the holder is an individual, the TIN is his or her Social Security number. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the holder or other payee to a $50 penalty. In addition, any payment made to such holder pursuant to the Exchange Offer may be subject to a 31% backup withholding tax.

      To prevent backup withholding on any payment made to a holder or other payee pursuant to the Exchange Offer, the holder is required to notify the Exchange Agent of the holder's current TIN (or the TIN of any other payee) by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the IRS that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (iii) the IRS has notified the holder that the holder is no longer subject to backup withholding.

      The box in Part 3 of the Substitute Form W-9 should be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 has been checked and the Certificate of Awaiting Taxpayer Identification Number has been completed, if the Exchange Agent is not provided a TIN within 60 days of its receipt of the Substitute Form W-9, the Exchange Agent will withhold 31% of all payments made after such 60 day period until a TIN is provided to the Exchange Agent.

      The holder is required to give the Exchange Agent the TIN of the record owner of the Outstanding Notes. If the Outstanding Notes are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

      Certain holders (including, among others, corporations, financial institutions and certain foreign persons) are not subject to these backup withholding and reporting requirements. Such holders may nevertheless complete the attached Substitute Form W-9 below and write "exempt" on the face thereof to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed IRS Form W-8 signed under penalties of perjury attesting to its exempt status. A Form W-8 may be obtained from the Exchange Agent. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which holders are exempt from backup withholding.

      If backup withholding applies, the Exchange Agent is required to withhold 31% of any payment paid to the holder or other payee. Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of tax, a refund may be obtained from the IRS provided the required information is furnished.

      The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with the Company's obligations regarding backup withholding.

      9. Validity of Tenders. All questions as to the validity, form, eligibility (including time of receipt) and acceptance for exchange of any tendered Outstanding Notes and the validity and form of any other required documents will be determined by the Company, in its sole discretion, whose determination will be final and binding. The Company reserves the absolute right, in its sole and absolute discretion, to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for, may in the view of counsel to the Company, be unlawful. No tender of Outstanding Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. Neither the Company, any affiliate or assignee of the Company, the Exchange Agent nor any person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification. The Company also reserves the absolute right, subject to applicable law, to waive any conditions of the Exchange Offer or any condition or irregularity in any tender of Outstanding Notes of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Notes must be cured within such time as the Company shall determine.

      10. No Conditional Tender. No alternative, conditional, irregular or contingent tender of Outstanding Notes on transmittal of this Letter of Transmittal will be accepted.

      11. Mutilated, Lost, Stolen or Destroyed Outstanding Notes. Any holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

      12. Requests for Assistance or Additional Copies. Requests for assistance or for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover page of this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

      13. Withdrawal. Except as otherwise provided herein or in the Prospectus, tenders of Outstanding Notes pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date but not thereafter. To be effective, a written notice of withdrawal or (for participants in the Book-Entry Transfer Facility) electronic transmission of such notice through the Depository's Automated Tender Offer Program must be received by the Exchange Agent by 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the person named in this Letter of Transmittal as having tendered Outstanding Notes to be withdrawn, (ii) identify the Outstanding Notes to be withdrawn (including the certificate number or numbers and the aggregate principal amount of such Outstanding Notes), (iii) contain a statement that such person is withdrawing its election to have such Outstanding Notes exchanged, (iv) be signed by the person in the same manner as the original signature on this Letter of Transmittal by which such Outstanding Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee with respect to the Outstanding Notes register the transfer of such Outstanding Notes in the name of the person withdrawing the tender and (v) specify the name of the registered holder of such Outstanding Notes, as set forth on the Outstanding Notes, if different from that of the person who tendered such Outstanding Notes. If Outstanding Notes have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering Outstanding Notes," the notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Outstanding Notes and otherwise comply with the procedures of such facility. Withdrawals of tenders of Outstanding Notes may not be rescinded. Outstanding Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time prior to the Expiration Date by following the procedures described in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering Outstanding Notes."

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE HEREOF OR AN AGENT'S MESSAGE (TOGETHER WITH THE OUTSTANDING NOTES DELIVERED BY BOOK-ENTRY TRANSFER OR IN ORIGINAL HARD COPY FORM) MUST BE RECEIVED BY THE EXCHANGE AGENT, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT, PRIOR TO THE EXPIRATION DATE.

--------------------------------------------------------------------------------------------------------------------------
                PAYER'S NAME:  U.S. Trust Company of Texas, N.A.
--------------------------------------------------------------------------------------------------------------------------
 PAYEE'S NAME:
--------------------------------------------------------------------------------------------------------------------------
 BUSINESS NAME (IF DIFFERENT):
 ADDRESS:
--------------------------------------------------------------------------------------------------------------------------
 MARK APPROPRIATE BOX:             INDIVIDUAL/SOLE                CORPORATION       PARTNERSHIP        OTHER
                         [ ]       PROPRIETOR            [ ]                   [ ]               [ ]
--------------------------------------------------------------------------------------------------------------------------
 SUBSTITUTE                        Part 1--PLEASE PROVIDE YOUR TIN IN THE BOX
                                   AT RIGHT AND CERTIFY BY SIGNING AND DATING  ------------------------------
                                   BELOW.                                         Social Security Number(s)
 FORM W-9
                                                                               OR
                                                                                 ----------------------------
                                                                                   Employer Identification
                                                                                          Number(s)
                                   ---------------------------------------------------------------------------------------
 DEPARTMENT OF THE TREASURY        PART 2--                                    PART 3--
 INTERNAL REVENUE SERVICE          CERTIFICATION - Under Penalties of          Awaiting TIN [ ]
                                   Perjury, I certify that:

                                   (1)        The number shown on this form
                                              is my correct taxpayer
                                              identification number (or I am
                                              waiting for a number to be
                                              issued for me), and
                                   (2)        I am not subject to backup
                                              withholding because: (a) I am
                                              exempt from backup withholding,
                                              or (b) I have not been notified
                                              by the Internal Revenue Service
                                              (IRS) that I am subject to
                                              backup withholding as a result
                                              of a failure to report all
                                              interest or dividends, or (c)
                                              the IRS has notified me that I
                                              am no longer subject to backup
                                              withholding.
                                   ---------------------------------------------------------------------------------------

 PAYER'S REQUEST FOR TAXPAYER      CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you
 IDENTIFICATION NUMBER ("TIN")     have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest or dividends on your tax return.

                                   SIGNATURE                                   DATE
                                            ---------------------------------      --------------------------
--------------------------------------------------------------------------------------------------------------------------

 NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

 NOTE:   YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
         PART 3 OF THE SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or
 (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a taxpayer identification number.

 SIGNATURE                                        DATE
          --------------------------------------       -------------------------

--------------------------------------------------------------------------------
            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

                         NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer - Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

--------------------------------------------------      ----------------------------------------------------------
 For this type of     Give the                          For this type of account:        Give the EMPLOYER
 account:             SOCIAL SECURITY                                                    IDENTIFICATION number
                      number of --                                                       of --
--------------------------------------------------      ----------------------------------------------------------
 1.  An individual's  The individual                    6.  A valid trust, estate, or    Legal entity (Do not
     account                                                pension trust                furnish the identifying
                                                                                         number of the personal
                                                                                         representative or
                                                                                         trustee unless the
                                                                                         legal entity itself is
                                                                                         not designated in the
                                                                                         account title.) (4)

 2.  Two or more      The actual owner of the           7.  Corporate account            The corporation
     individuals      account or, if combined
     (joint account)  funds, the first individual
                      on the account (1)

 3.  Custodian        The minor (2)                     8.  Association, club,           The organization
     account of a                                           religious, charitable,
     minor (Uniform                                         educational, or other tax-
     Gift to Minors                                         exempt organization
     Act)                                                   account

 4.  a. The usual     The grantor-trustee (1)           9.  Partnership                  The partnership
        revocable
        savings
        trust
        account
        (grantor is
        also
        trustee)
     b. So-called     The actual owner (1)              10. A broker or registered       The broker or nominee
        trust                                               nominee
        account that
        is not a
        legal or
        valid trust
        under State
        law

 5.  Sole             The owner (3)                     11. Account with the             The public entity
     proprietorship                                         Department of Agriculture
     account                                                in the name of a public
                                                            entity (such as a State or
                                                            local government, school
                                                            district or prison) that
                                                            receives agricultural
                                                            program payments.
--------------------------------------------------      ----------------------------------------------------------

 (1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number that person's number must be furnished.
 (2)   Circle the minor's name and furnish the minor's social security number.
 (3) You must show your individual name. You may also enter your business or "doing business as" name. You may use either your social security number or, if you have one, your employer identification number.
 (4) List first and circle the name of the legal trust, estate or pension trust.

 NOTE: If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at a local office of the Social Security Administration or the Internal Revenue Service and apply for a number. You may also obtain Form SS-4 by calling the IRS at 1-800-TAX-FORM.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on ALL payments include the following:

o An organization exempt from tax under section 501(a), or an individual retirement account.

o   The United States or any wholly-owned agency or instrumentality thereof.

o A State, The District of Columbia, a possession of the United States, or any political subdivision or wholly-owned agency or instrumentality thereof.

o A foreign government, a political subdivision of a foreign government, or any wholly-owned agency or instrumentality thereof.

o An international organization or any wholly-owned agency or instrumentality thereof.

Payees specifically exempted from backup withholding on interest and dividend payments include the following:

o   A corporation.

o   A financial institution.

o A registered dealer in securities or commodities registered in the U.S., the District of Columbia, or a possession of the U.S.

o   A real estate investment trust.

o   A common trust fund operated by a bank under section 584(a).

o   An exempt charitable remainder trust, or a non-exempt trust described in section 4947.

o An entity registered at all times during the tax year under the Investment Company Act of 1940.

o   A foreign central bank of issue.

o A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

o   Payments to nonresident aliens subject to withholding under section 1441.

o Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

o   Payments of patronage dividends not paid in money.

o   Payments made by certain foreign organizations.

o   Section 404(k) payments made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

o Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

o Payments of tax-exempt interest (including exempt-interest dividends under section 852).

o   Payments described in section 6049(b)(5) to non-resident aliens.

o   Payments on tax-free covenant bonds under section 1451.

o   Payments made by certain foreign organizations.

Exempt payees described above may file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYER.

Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6045, 6050A, 6050N, and their regulations.

Privacy Act Notice. Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. The IRS also may provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia to carry out their tax laws. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) Penalty for Failure to Furnish Taxpayer identification Number.-If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False information With Respect to Withholding.-If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information.-Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.





                                      -18-